n:\shared\legal\brinson\stickers\1997\classI-c.doc
                                                    June 30, 1997


                 THE BRINSON FUNDS (the "Trust")

                   BRINSON U.S. BALANCED FUND
                    BRINSON U.S. EQUITY FUND
                     BRINSON U.S. BOND FUND
           (each, a "Fund" and together, the "Funds")

 Supplement to Prospectus dated October 28, 1996, as revised and supplemented to date



Effective June 30, 1997, the Trust will offer a new class of shares of each of the U.S. Balanced Fund, the U.S. Equity Fund, and the U.S. Bond Fund series, known as "Brinson U.S. Balanced Fund-Class N," "Brinson U.S. Equity Fund-Class N" and "Brinson U.S. Bond Fund-Class N" shares, respectively. In addition, the "Brinson U.S. Balanced Fund," "Brinson U.S. Equity Fund" and "Brinson U.S. Bond Fund" classes of shares have been redesignated as the "Brinson U.S. Balanced Fund-Class I," "Brinson U.S. Equity Fund-Class I" and "Brinson U.S. Bond Fund-Class I" shares. All references in the Prospectus to "Brinson Fund class shares" should be read to mean "Brinson Fund-Class I shares."

As a result of these changes, the Trust issues three classes of shares that invest in the same portfolios of securities. The Brinson Fund-Class I shares, offered by this Prospectus, are designed primarily for institutional investors, do not have a sales load and are not subject to Rule 12b-1 Plan expenses. Although shareholders of the Brinson Fund-Class N and SwissKey Fund class shares do not pay sales charges, shares of these classes are subject to Rule 12b-1 Plan expenses, which vary between these two classes. As a result of the classes' differing expenses, performance will vary between the classes. In addition, there are also differences in minimum investment amounts and the voting rights as between the classes. Further information about the SwissKey Fund class of shares of the Trust may be obtained by calling 1-800-SWISSKEY. Further information about the Brinson Fund-Class N shares of the Trust may be obtained by calling 1-800-448-2430.

This   information  supplements  and  supersedes   any   contrary
information contained in the Funds' Prospectus. Please be sure to retain this supplement with your Prospectus.